MASSACHUSETTS INVESTORS GROWTH STOCK FUND	MFS® INTERNATIONAL VALUE FUND
MASSACHUSETTS INVESTORS TRUST	MFS® LATIN AMERICAN EQUITY FUND
MFS® AGGRESSIVE GROWTH ALLOCATION FUND	MFS® LIFETIME® 2010 FUND
MFS® ASIA PACIFIC EX-JAPAN FUND	MFS® LIFETIME® 2020 FUND
MFS® BLENDED RESEARCH® CORE EQUITY FUND	MFS® LIFETIME® 2030 FUND
MFS® BOND FUND	MFS® LIFETIME® 2040 FUND
MFS® CASH RESERVE FUND	MFS® LIFETIME® 2050 FUND
MFS® COMMODITY STRATEGY FUND	MFS® LIFETIME® RETIREMENT INCOME FUND
MFS® CONSERVATIVE ALLOCATION FUND	MFS® LIMITED MATURITY FUND
MFS® CORE EQUITY FUND	MFS® MID CAP GROWTH FUND
MFS® CORE GROWTH FUND	MFS® MID CAP VALUE FUND
MFS® DIVERSIFIED INCOME FUND	MFS® MODERATE ALLOCATION FUND
MFS® DIVERSIFIED TARGET RETURN FUND	MFS® MONEY MARKET FUND
MFS® EMERGING MARKETS DEBT FUND	MFS® MUNICIPAL HIGH INCOME FUND
MFS® EMERGING MARKETS EQUITY FUND	MFS® MUNICIPAL INCOME FUND
MFS® EUROPEAN EQUITY FUND	MFS® MUNICIPAL LIMITED MATURITY FUND
MFS® GLOBAL BOND FUND	MFS® NEW DISCOVERY FUND
MFS® GLOBAL EQUITY FUND	MFS® RESEARCH BOND FUND
MFS® GLOBAL GROWTH FUND	MFS® RESEARCH BOND FUND J
MFS® GLOBAL REAL ESTATE FUND	MFS® RESEARCH FUND
MFS® GLOBAL TOTAL RETURN FUND	MFS® RESEARCH INTERNATIONAL FUND
MFS® GOVERNMENT MONEY MARKET FUND	MFS® SECTOR ROTATIONAL FUND
MFS® GOVERNMENT SECURITIES FUND	MFS® STRATEGIC INCOME FUND
MFS® GROWTH ALLOCATION FUND	MFS® TECHNOLOGY FUND
MFS® GROWTH FUND	MFS® TOTAL RETURN FUND
MFS® HIGH INCOME FUND	MFS® UTILITIES FUND
MFS® HIGH YIELD OPPORTUNITIES FUND	MFS® VALUE FUND
MFS® INFLATION-ADJUSTED BOND FUND	MFS® MUNICIPAL STATE FUNDS:
MFS® INTERNATIONAL DIVERSIFICATION FUND	AL, AR, CA, FL, GA, MD, MA, MS,
MFS® INTERNATIONAL GROWTH FUND	NY, NC, PA, SC, TN, VA, WV
MFS® INTERNATIONAL NEW DISCOVERY FUND

This SAI Part II supplement supersedes and replaces the Funds’ SAI Part II supplement dated August 28, 2010.

Appendix A entitled “Trustees and Officers – Identification and Background” is restated in its entirety as follows:

 APPENDIX A – TRUSTEES AND OFFICERS - IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of August 28, 2010, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since(1)	Principal Occupations During the Past Five Years & Other Directorships(2)

INTERESTED TRUSTEES
Robert J. Manning(3) (born 10/20/63)	Trustee	February 2004 (Trustee)	Massachusetts Financial Services Company, Chairman, Chief Executive Officer, and Director; President (until December 2009); Chief Investment Officer (until July 2010)

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since(1)	Principal Occupations During the Past Five Years & Other Directorships(2)
Robert C. Pozen(3) (born 8/08/46)	Trustee	February 2004 (Trustee)
Massachusetts Financial Services Company, Chairman Emeritus; Chairman (until July 2010); Medtronic, Inc. (medical devices), Director (since 2004); Harvard Business School (education), Senior Lecturer (since 2008); Telesat (satellite communications), Director (until November 2007); Bell Canada Enterprises (telecommunications), Director (until February 2009)

INDEPENDENT TRUSTEES
David H. Gunning (born 5/30/42)	Trustee and Chair of Trustees	January 2004
Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Portman Limited (mining), Director (until 2008)

Robert E. Butler (born 11/29/41)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters (since July 2002); PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)

Lawrence H. Cohn, M.D. (born 3/11/37)	Trustee	June 1989
Brigham and Women’s Hospital, Senior Cardiac Surgeon (since 2005); Harvard Medical School, Professor of Cardiac Surgery; Partners HealthCare, Physician Director of Medical Device Technology (since 2006); Brigham and Women’s Hospital, Chief of Cardiac Surgery (until 2005)

Maureen R. Goldfarb(4) (born 4/6/55)	Trustee	January 2009	Private investor; John Hancock Financial Services, Inc., Executive Vice President (until 2004); John Hancock Mutual Funds, Trustee and Chief Executive Officer (until 2004)

William R. Gutow (born 9/27/41)	Trustee	December 1993
Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman; Texas Donuts (donut franchise), Vice Chairman (since 2007); Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007)

Michael Hegarty (born 12/21/44)	Trustee	December 2004
Private Investor; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer (until 2001)

John P. Kavanaugh (born 11/4/54)	Trustee	January 2009
Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)

J. Dale Sherratt (born 9/23/38)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner

Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	New Profit, Inc. (venture philanthropy), Executive Partner (since 2006); The Travelers Companies (commercial property liability insurance), Director

Robert W. Uek (born 5/18/41)	Trustee	January 2006
Consultant to investment company industry; PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999); TT International Funds (mutual fund complex), Trustee (until 2005); Hillview Investment Trust II Funds (mutual fund complex), Trustee (until 2005)

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since(1)	Principal Occupations During the Past Five Years & Other Directorships(2)
OFFICERS

Maria F. Dwyer(3) (born 12/01/58)	President	March 2004	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006)

Christopher R. Bohane(3) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

John M. Corcoran(3) (born 04/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)

Ethan D. Corey(3) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

David L. DiLorenzo(3) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (until June 2005)

Timothy M. Fagan(3) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005
Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President, Senior Attorney and Chief Compliance Officer (until August 2005)

Mark D. Fischer(3) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (until May 2005)

Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008
Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006-July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006-October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)

Brian E. Langenfeld(3) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)

Ellen Moynihan(3) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President

Susan S. Newton(3) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005
Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (until April 2005)

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since(1)	Principal Occupations During the Past Five Years & Other Directorships(2)
Susan A. Pereira(3) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel Associate (until June 2004)

Mark N. Polebaum(3) (born 5/01/52)	Secretary and Clerk	January 2006
Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)

Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal

Richard S. Weitzel(3) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

James O. Yost(3) (born 06/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

1
Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Messrs. Pozen and Manning served as Advisory Trustees. For the period March 2008 until October 2008, Ms. Dwyer served as Treasurer of the Funds.

2	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

3
“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

4
As of December 31, 2009, Ms. Goldfarb beneficially owned floating rate preferred shares of UBS Preferred Funding Trust IV which were valued at $554,000. These shares represented 0.0033% of the outstanding preferred shares. UBS Preferred Funding Trust IV and UBS Global Asset Management, the sub-adviser to a portion of the portfolio of MFS Diversified Target Return Fund (a series of MFS Series Trust XV), are under common control of UBS AG.

The following provides an overview of the considerations that led the Board to conclude that each individual serving as a Trustee of the Trust should so serve.  The current members of the Board have joined the Board at different points in time since 1989.  Generally, no one factor was decisive in the original selection of an individual to join the Board.  Among the factors the Board considered when concluding that an individual should serve on the Board were the following: (i) the individual’s business and professional experience and accomplishments; (ii) the individuals ability to work effectively with the other members of the Board; (iii) the individual’s prior experience, if any, serving on the boards of public companies (including, where relevant, other investment companies) and other complex enterprises and organizations; and (iv) how the individual’s skills, experience and attributes would contribute to an appropriate mix of relevant skills and experience on the Board.

In respect of each current Trustee, the individual’s substantial professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Fund, were a significant factor in the determination that the individual should serve as a Trustee of the Trusts.  Following is a summary of each Trustee’s professional experience and additional considerations that contributed to the Board’s conclusion that an individual should serve on the Board:

Robert E. Butler, CPA

Mr. Butler has substantial accounting and compliance consulting experience for clients in the investment management industry.  Mr. Butler was a partner at PricewaterhouseCoopers LLP (“PWC”) (including its predecessor firms) for 24 years, and led the firm’s National Regulatory Compliance Consulting Group, specializing in compliance consulting for investment management clients, including mutual funds and investment advisers.  During his tenure at PWC, he served for ten years as a consultant to the independent directors/trustees for two major fund groups during their contract deliberation processes.  He also conducted branch reviews of insurance broker/dealers selling variable products.  Since retiring from PWC, Mr. Butler has worked as a consultant to mutual fund boards and investment advisers on regulatory and compliance matters.  He has served as, or assisted, the Independent Compliance Consultant in conjunction with the implementation of SEC market timing orders at three major fund groups.

Lawrence H. Cohn, M.D.

Dr. Cohn is a Senior Cardiac Surgeon, and the former Chief of Cardiac Surgery, at Brigham and Women’s Hospital in Boston, Massachusetts.  He is also a Professor of Cardiac Surgery at Harvard Medical School.  Dr. Cohn has substantial investment company board experience, having served on boards of trustees responsible for oversight of funds in the MFS family of funds for over 20 years.

Maureen R. Goldfarb

Ms. Goldfarb has substantial executive and board experience at firms within the investment management industry.  She was the Chief Executive Officer and Chairman of the Board of Trustees of the John Hancock Funds and an Executive Vice President of John Hancock Financial Services, Inc.  Prior to joining John Hancock, Ms. Goldfarb was a Senior Vice President with Massachusetts Mutual Life Insurance Company.  She also held various marketing, distribution and portfolio management positions with other investment management firms.  Ms. Goldfarb is a former member of the Board of Governors of the Investment Company Institute.

David H. Gunning

Mr. Gunning has substantial executive and board experience at publicly-traded and privately-held companies, including past service as the Vice Chairman and a director of Cleveland-Cliffs Inc. (now Cliffs Natural Resources Inc.), a director of Lincoln Electric Holdings, Inc., and a director of Southwest Gas Corp.  He is the former Chairman and Chief Executive Officer of Capitol American Financial Corp.  Mr. Gunning is also a former partner and head of the corporate department of Jones Day, a large international law firm.

William R. Gutow

Mr. Gutow is the Vice Chairman of Capitol Entertainment Management Company.  He has substantial senior executive experience at a publicly-traded company and various privately held companies as well as board experience at privately held companies and non-profits.  Mr. Gutow served as the Senior Vice President of Real Estate and Property Development for Zale Corporation.  Mr. Gutow has substantial investment company board experience, having served on boards of trustees responsible for oversight of funds in the MFS family of funds for over 16 years.

Michael Hegarty

Mr. Hegarty has substantial senior executive and board experience at firms within the financial services industry, as well as board experience at publicly-traded and privately held companies.  He served as the Vice Chairman and Chief Operating Officer of AXA Financial and as the President and Chief Operating Officer of The Equitable Life Assurance Society.  Mr. Hegarty also served as Vice Chairman of Chase Manhattan Corporation and Chemical Bank.  He is a former director of Alliance Capital Management Corporation, which serves as the general partner of a publicly-traded investment adviser, and a former trustee of investment companies in the EQ Advisers Trust family of funds.

John P. Kavanaugh

Mr. Kavanaugh has substantial executive, investment management, and board experience at firms within the investment management industry, as well as board experience for other investment company families.  Mr. Kavanaugh was the Vice President and Chief Investment Officer of The Hanover Insurance Group, Inc., and the President of Opus Investment Management, Inc., an investment adviser.  He also served as a trustee for various investment company complexes.  Mr. Kavanaugh held research analyst and portfolio management positions with Allmerica Financial and PruCapital, Inc.

Robert J. Manning

Mr. Manning is Chairman and Chief Executive Officer of MFS (the MFS Funds’ investment adviser) and in this capacity heads its Board of Directors. He has substantial executive and investment management experience, having worked for MFS for 25 years. He also is a member of the Board of Directors of MFS and chairman of the University of Massachusetts Board of Trustees.

Robert C. Pozen

Mr. Pozen is Chairman Emeritus of MFS (the MFS Funds’ investment adviser). He has substantial senior executive and board experience within the investment management industry, as well as board experience for publicly-traded companies.  He is a director of Medtronic, Inc.  He is also a Senior Lecturer at Harvard Business School.

J. Dale Sherratt

Mr. Sherratt is the President of Insight Resources and the Managing General Partner of Wellfleet Investments.  He was a senior executive at Colgate-Palmolive and the Chief Executive Officer of the Kendall Company in Boston, Massachusetts.  Mr. Sherratt has held senior executive positions at various healthcare technology companies, and served on the boards of directors of publicly-traded companies and numerous early stage technology companies.  Mr. Sherratt has substantial investment company board experience, having served on boards of trustees responsible for oversight of funds in the MFS family of funds for over 20 years.

Laurie J. Thomsen

Ms. Thomsen is an Executive Partner of New Profit, Inc., a venture philanthropy firm.  She has substantial venture capital financing experience, as well as board experience at publicly-traded and privately-held companies.  Ms. Thomsen was a co-founding General Partner of Prism Venture Partners, a venture capital firm investing in healthcare and technology companies.  Prior to that, she was a General Partner at the venture capital firm, Harbourvest Partners.  Ms. Thomsen is a director of The Travelers Companies, Inc. and a trustee of Williams College.  She is a former director of Travelers Property Casualty Corp. and New Profit.

Robert W. Uek, CPA

Mr. Uek has substantial accounting and consulting experience for clients in the investment management industry.  Mr. Uek was a partner in the investment management industry group of PWC, and was the chair of the investment management industry group for Coopers & Lybrand.  He also has served as a consultant to mutual fund boards.  Mr. Uek previously served on the boards of trustees of investment companies in the TT International family of funds and Hillview Capital family of funds.  Mr. Uek is a former Chairman of the Independent Directors Council, a unit of the Investment Company Institute that serves the mutual fund independent community.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Sherratt, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Trust’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2010, the Trustees served as board members of 99 funds within the MFS Family of Funds.

Effective September 13, 2010, the following descriptions are added to Appendix D entitled “Investment Strategies and Risks”:

Investments in the Asia Pacific (excluding Japan) Region. Investing in the Asia Pacific region (excluding Japan) involves risks not typically associated with investments in the United States.  Because many of the economies in the Asia Pacific region (excluding Japan) are considered emerging market economies, investing in the Asia Pacific region (excluding Japan) imposes risks greater than, or in addition to, risks of investing in more developed foreign markets.  Securities markets of countries with emerging market economies typically are less efficient and have lower trading volume, lower liquidity, and higher volatility than more developed markets.

Emerging market economies in the Asia Pacific region (excluding Japan) are often characterized by high levels of inflation, frequent currency fluctuations, undeveloped financial service sectors, and devaluations. Economic events in one country or group of countries within the Asia Pacific region (excluding Japan) can have significant economic effects on the entire Asia Pacific region (excluding Japan) because the economies of the region are intertwined.  In addition, many countries in the Asia Pacific region (excluding Japan) rely on few industries or commodities.

Political and social instabilities in the Asia Pacific region (excluding Japan) may result in significant economic downturns and increased volatility in the economies of countries in the region.  Many of the region's governments exercise considerable influence on their respective economies and, as a result, companies in the region may be subject to government interference and nationalization.  Some countries in the region restrict direct foreign investment in their securities markets, and investments in securities traded on those markets may be made, if at all, only indirectly.  In addition, some countries in the region require foreign investors to be registered with local authorities prior to investing in the securities markets and impose limitations on the amount of investments that may be made by foreign investors and the repatriation of the proceeds from investments.

The economies of many Asia Pacific region (excluding Japan) countries are heavily dependent on international trade and can be adversely affected by trade barriers, exchange controls and other measures imposed or negotiated by the countries with which they trade.  In addition, the Asia Pacific region (excluding Japan) historically has been dependent on external demand and vulnerable to external market disruptions.  During the recent global recession, however, markets in the region with domestic-oriented economies rebounded more quickly than markets with continued dependency on exports.

The economies of the Asia Pacific region (excluding Japan) are also vulnerable to effects of natural disasters occurring within the region, including draughts, tsunamis and earthquakes.  Disaster recovery in the region is poorly coordinated, and the economic impact of natural disasters is significant at both the country and company levels.

Investments in Latin America.  Investing in Latin America involves risks not typically associated with investments in the United States.  Because all of the economies in Latin America are considered emerging market economies, investing in Latin America imposes risks greater than, or in addition to, risks of investing in more developed foreign markets.  Securities markets of countries with emerging market economies typically are less efficient and have lower trading volume, lower liquidity, and higher volatility than more developed markets.

Economies in Latin American have historically been characterized by high levels of inflation, including, in some cases, hyperinflation and currency devaluations.  In the past, these conditions led to high interest rates, extreme measures by governments to limit inflation, and limited economic growth.  Although inflation in many countries has lessened, the economies of the Latin American region continue to be volatile and characterized by high interest rates, inflation and unemployment.  In addition, the economies of many Latin American countries are sensitive to fluctuations in commodities prices because exports of agricultural products, minerals and metals represent a significant percentage of Latin American exports.

The economies of many Latin American countries are heavily dependent on international trade and can be adversely affected by trade barriers, exchange controls and other measures imposed or negotiated by the countries with which they trade.  Since the early 1990s most governments in the region have transitioned from protectionist policies to policies that promote regional and global exposure.  Many countries in the region have reduced trade barriers and are parties to trade agreements, although there is no guarantee that this trend will continue.  Many countries in the region are dependent on the United States economy, and any declines in the United States economy affect the economies throughout the region.  Mexico is particularly vulnerable to fluctuations in the United States economy because the majority of its exports are directed to the United States.  Recent declines in international demand for raw materials and manufactured goods from Latin America have resulted in a sharp decline in export receipts in the region.  In addition, the region experienced a significant decline in economic activity at the end of 2008 as a result of the global recession.

Many Latin American countries are dependent on foreign loans from developed countries and several Latin American countries are among the largest debtors among emerging market economies.  Rising interest rates may force some countries to restructure loans or risk default on their obligations and may adversely affect securities markets.  Some central banks have recently eased their monetary policies in response to liquidity shortages, but Latin American countries continue to face significant economic difficulties as a result of their high level of indebtedness and dependence on foreign credit.

Political and social instabilities in the Latin American region, including military intervention in civilian and economic spheres and political corruption, may result in significant economic downturns, increased volatility in the economies of countries in the region, and disruption in the securities markets in the region.  Social inequality and poverty also contribute to political and economic instability in the region.  Many of the region's governments continue to exercise considerable influence on their respective economies and, as a result, companies in the region may be subject to government interference and nationalization.

Economic performance among countries in the Latin American region is diverse. Brazil is currently considered one of the fastest-growing emerging markets in the world, while other countries in the region have slower, or even negative, growth rates.  Latin America’s recovery from the global recession is expected to be slower than the recoveries of other regions due to the region’s dependence on exports, high level of indebtedness and high inflation and unemployment rates, as well as its close ties to the United States economy.

Investments in Europe.  Investing in Europe involves risks not typically associated with investments in the United States.

While most countries in Western Europe are considered to have developed markets, investing in Western Europe imposes different risks than those associated with investing in other developed markets.  European countries that are members of the Economic and Monetary Union of the European Union (EMU) (which is comprised of the European Union members that have adopted the euro currency) are subject to restrictions on inflation rates, interest rates, deficits, and debt levels, as well as fiscal and monetary controls.  By adopting the euro as its currency, a member state relinquishes control of its own monetary policies.  As a result, European countries are significantly affected by fiscal and monetary controls implemented by the EMU.  In addition, investing in euro-denominated securities risks exposure to a currency that may not fully reflect the strengths and weaknesses of the disparate economies that comprise Europe.

Because many Eastern European countries are considered to have emerging market economies, investing in Eastern Europe imposes risks greater than, or in addition to, risks of investing in more developed foreign markets.  Securities markets of countries with emerging market economies typically are less efficient and have lower trading volume, lower liquidity, and higher volatility than more developed markets.  Many eastern European countries are in the early stages of industrial, economic, or capital market development, and their markets can be particularly sensitive to social, political, and economic conditions.  Eastern European countries continue to be sensitive to political and economic events in Russia and to be adversely affected by events affecting the Russian economy and currency. Eastern Europe’s export exposure is not diversified and the region is highly dependant on exports to Western Europe, making it vulnerable to demand in Western Europe and fluctuations in the euro.

Europe shows signs that it is recovering from a deep recession that began in 2008. The recession in Europe was deeper than the recession in the United States and marked by increased unemployment, lower rates of growth and production, and strict credit conditions.  As part of Europe’s recovery, new financial regulations have been imposed, and measures have been taken, to reduce interest rates, increase liquidity in the financial markets, support non-performing banks, and create stimulus programs. The recovery, however, has been uneven across the region due to country-specific vulnerabilities, and Eastern Europe was affected by the global credit crisis more than Western Europe.  The pace of the European recovery was affected in late 2009 by weaknesses in sovereign debt issued by Greece, Spain, Portugal, Ireland and Italy.  The manner in which the European Union and EMU responded to these issues raised questions about their ability to react quickly to rising borrowing costs and revealed a lack of cohesion in dealing with the fiscal problems of member states.

Effective September 13, 2010, the following replaces the similar fundamental investment restrictions information in Appendix E entitled “Investment Restrictions”:

For all Funds other than the MFS Asia Pacific ex-Japan Fund, MFS European Equity Fund, MFS Latin American Equity Fund, and the MFS Lifetime 2050 Fund:

As fundamental investment restrictions, the Fund may not:

(1)	borrow money except to the extent such borrowing is not prohibited by the Investment Company Act of 1940, as amended (the ‘‘1940 Act’’) and exemptive orders granted under such Act;

(2)
underwrite securities issued by other persons, except that all or any portion of the assets of the Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act, and except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933, as amended, in selling a portfolio security;

(3)
issue any senior securities except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act; for purposes of this restriction, collateral arrangements with respect to any type of swap, option, Forward Contracts and Futures Contracts and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security;

(4)	make loans except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act; and

For the MFS Asia Pacific ex-Japan Fund, MFS European Equity Fund, MFS Latin American Equity Fund, and the MFS Lifetime 2050 Fund:

As fundamental investment restrictions, the Fund may:

(1)	borrow money to the extent not prohibited by applicable law;

(2)	underwrite securities issued by other persons to the extent not prohibited by applicable law;

(3)	issue senior securities to the extent not prohibited by applicable law;

(4)	make loans to the extent not prohibited by applicable law; and

For all Funds other than the MFS Asia Pacific ex-Japan Fund, MFS Commodity Strategy Fund, MFS European Equity Fund, MFS Global Bond Fund, MFS Global Real Estate Fund, MFS Latin American Equity Fund, and MFS Lifetime 2050 Fund:

As a fundamental investment restriction, the Fund may not:

(5)
purchase or sell real estate (excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding currencies and any type of option, Futures Contracts and Forward Contracts) in the ordinary course of its business; the Fund reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including currencies and any type of option, Futures Contracts and Forward Contracts) acquired as a result of the ownership of securities.

For the MFS Commodity Strategy Fund and MFS Global Bond Fund:

As a fundamental investment restriction, the Fund may:

(5)	purchase or sell real estate or commodities to the extent permitted by applicable law.

For the MFS Asia Pacific ex-Japan Fund, MFS European Equity Fund, MFS Latin American Equity Fund, and MFS Lifetime 2050 Fund:

As a fundamental investment restriction, the Fund may:

(5)	purchase or sell real estate or commodities to the extent not prohibited by applicable law.

For the MFS Global Real Estate Fund:

As a fundamental investment restriction, commodity-related investments include futures, options, options on futures, swaps, structured notes, securities of other investment companies, grantor trusts, and hybrid instruments whose values are related to commodities or commodity contracts.

Effective September 13, 2010, the following is added immediately before “For all other Funds” under fundamental investment restriction (6) in Appendix E entitled “Investment Restrictions”:

For the MFS Asia Pacific ex-Japan Fund:

As a fundamental investment restriction, the Fund may not:

(6)
purchase any securities of an issuer (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities; tax-exempt obligations issued or guaranteed by a U.S. territory or possession, a state or local government, or a political subdivision of any of the foregoing; or securities issued by investment companies) in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry, provided, however, that the Fund may invest between 25% and 35% of its total assets in the securities of issuers in any particular industry if, at the time of investment, that industry represents 20% or more of the Asia Pacific market excluding Japan as a whole, as measured by an index determined by the Adviser to be an appropriate measure of the Asia Pacific market excluding Japan.

For the MFS European Equity Fund:

As a fundamental investment restriction, the Fund may not:

(6)
purchase any securities of an issuer (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities; tax-exempt obligations issued or guaranteed by a U.S. territory or possession, a state or local government, or a political subdivision of any of the foregoing; or securities issued by investment companies) in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry, provided, however, that the Fund may invest between 25% and 35% of its total assets in the securities of issuers in any particular industry if, at the time of investment, that industry represents 20% or more of the European market as a whole, as measured by an index determined by the Adviser to be an appropriate measure of the European market.

For the MFS Latin American Equity Fund:

As a fundamental investment restriction, the Fund may not:

(6)
purchase any securities of an issuer (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities; tax-exempt obligations issued or guaranteed by a U.S. territory or possession, a state or local government or a political subdivision of any of the foregoing; or securities issued by investment companies) in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry, provided, however, that the Fund may invest between 25% and 35% of its total assets in the securities of issuers in any particular industry if, at the time of investment, that industry represents 20% or more of the Latin American market as a whole, as measured by an index determined by the Adviser to be an appropriate measure of the Latin American market.

For the MFS Lifetime 2050 Fund:

As a fundamental investment restriction, the Fund may not:

(6)
purchase any securities of an issuer (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities; tax-exempt obligations issued or guaranteed by a U.S. territory or possession, a state or local government, or a political subdivision of any of the foregoing; or securities issued by investment companies) in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry

Effective September 13, 2010, the following replaces the similar information in the sub-section immediately following the non-fundamental investment restriction section in Appendix E entitled “Investment Restrictions”:

For all Funds:

For all funds except MFS Asia Pacific ex-Japan Fund, MFS Commodity Strategy Fund, MFS European Equity Fund, MFS Global Bond Fund, MFS Latin American Equity Fund, and MFS Lifetime 2050 Fund for purposes of fundamental investment restriction (5), investments in certain types of derivative instruments whose value is related to commodities or commodity contracts, including swaps and structured notes, are not considered commodities or commodity contracts.

For all funds except MFS Asia Pacific ex-Japan Fund, MFS European Equity Fund, MFS Latin American Equity Fund, and MFS Lifetime 2050 Fund for purposes of fundamental investment restriction (6) investments in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and tax-exempt obligations issued or guaranteed by a U.S. territory or possession, a state or local government, or a political subdivision of any of the foregoing, are not considered an investment in any particular industry.

For all funds except MFS Asia Pacific ex-Japan Fund, MFS European Equity Fund, MFS Latin American Equity Fund, and MFS Lifetime 2050 Fund for purposes of fundamental investment restriction (6), investments in other investment companies are not considered an investment in any particular industry and portfolio securities held by an underlying fund in which the Fund may invest are not considered to be securities purchased by the Fund.

For MFS Lifetime Retirement Income Fund, MFS Lifetime 2010 Fund, MFS Lifetime 2020 Fund, MFS Lifetime 2030 Fund, MFS Lifetime 2040 Fund, MFS Lifetime 2050 Fund, MFS International Diversification Fund, MFS Aggressive Growth Allocation Fund, MFS Conservative Allocation Fund, MFS Growth Allocation Fund and MFS Moderate Allocation Fund:

In accordance with the Fund’s investment program as set forth in its Prospectus, the Fund may invest more than 25% of its assets in any one underlying fund. Although the Fund does not have a policy to concentrate its investments in a particular industry, 25% or more of the Fund’s total assets may be indirectly exposed to a particular industry or group of related industries through its investment in one or more underlying funds.